Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement") is entered into as of June 10, 2009 among the parties identified as "Obligors" on the signature pages hereto and such other parties that may become Obligors hereunder after the date hereof (each individually an "Obligor" and collectively the "Obligors") and Bank of America, N.A. (the "Lender").

RECITALS

WHEREAS, pursuant to the Amended and Restated Credit Agreement (as amended, modified, supplemented, increased, extended, restated, refinanced and replaced from time to time, the "Credit Agreement") dated as of the date hereof among American Woodmark Corporation, a Virginia corporation (the "Borrower"), the Guarantors identified therein and the Lender, the Lender has agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

WHEREAS, this Agreement is required pursuant to the Credit Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Definitions.

(a)	Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

(b)

The following terms shall have the meanings ascribed to such terms in the Uniform Commercial Code in effect from time to time in the Commonwealth of Virginia except as such terms may be used in connection with the perfection of the Collateral and then the applicable jurisdiction with respect to such affected Collateral shall apply (the "UCC"): Accession, Account, As-Extracted Collateral, Chattel Paper, Documents, Consumer Goods, Farm Products, Instrument, Inventory, Manufactured Home, Proceeds, Supporting Obligations and Tangible Chattel Paper.

2.     Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the
Obligations, each Obligor hereby grants to the Lender a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"): (a) all Accounts; (b) all Chattel Paper evidencing any Account that constitutes Collateral; (c) all Documents relating to any Inventory that constitutes Collateral; (d) all Instruments evidencing any Account that constitutes Collateral; (e) all Inventory; (f)all Supporting Obligations supporting the payment or performance of any Account, Chattel Paper, Document or Instrument that constitutes Collateral; and (g) all Accessions and all Proceeds of any and all of the foregoing.

The Obligors and the Lender hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter arising.

3.     Representations and Warranties. Each Obligor hereby represents and warrants to the Lender that:

(a)	Ownership. Each Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

(b)

Security Interest/Priority. This Agreement creates a valid security interest in favor of the Lender in the Collateral of such Obligor and, when properly perfected by filing, shall constitute a valid and perfected, first priority security interest in such Collateral to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens.

(c)	Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or standing timber.

(d)

Consents: Etc. Except for the filing or recording of UCC financing statements and consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor), is required for (A) the grant by such Obligor of the security interest in the Collateral of such Obligor granted hereby or for the execution, delivery or performance of this Agreement by such Obligor, (B) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC) or (C) the exercise by the Lender of the rights and remedies provided for in this Agreement.

4.     Covenants. Each Obligor covenants that until such time as the Obligations arising under the Loan Documents have been paid in full and the Commitments have expired or been terminated, such Obligor shall:

(a)

Instruments/Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Obligor at all times or, if requested by the Lender to perfect its security interest in such Collateral, is delivered to the Lender duly endorsed in a manner satisfactory to the Lender. Such Obligor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Lender indicating the Lender's security interest in such Tangible Chattel Paper.

(b)

Further Assurances. Each Obligor shall execute and deliver to the Lender such agreements, assignments or instruments and do all such other things as the Lender may reasonably deem necessary or appropriate (i) to assure to the Lender its security interests hereunder, including such instruments as the Lender may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Lender of its rights and interests hereunder.

5.        Authorization to File Financing Statements. Each Obligor hereby authorizes the Lender to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Lender may from time to time reasonably deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC.

6.      Advances. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Lender may, at its sole option and in its sole discretion, after providing written notice to the Obligors, perform the same and in so doing may expend such sums as the Lender may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Lender may make for the protection of the security hereof or which may be compelled by operation of Law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Lender on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any Default or Event of Default. The Lender may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7.     Remedies.

(a)

General Remedies. If an Event of Default has occurred and is continuing, the Lender shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Obligations, or by Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Lender may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Lender at the expense of the Obligors any Collateral at any place and time designated by the Lender which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by Law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, at any exchange or broker's board or elsewhere, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Lender deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner. Neither the Lender's compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Loan Parties in accordance with the notice provisions of Section 10.02 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned The Lender shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable Law, any holder of any of the Obligations may be a purchaser at any such sale. To the extent permitted by applicable Law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable Law, the Lender may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was postponed, or the Lender may further postpone such sale by announcement made at such time and place.

(b)

Remedies relating to Accounts. If an Event of Default has occurred and is continuing, whether or not the Lender has exercised any or all of its rights and remedies hereunder, (i) each Obligor will promptly upon request of the Lender instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Lender and (ii) the Lender shall have the right to enforce any Obligor's rights against its customers and account debtors, and the Lender or its designee may notify any Obligor's customers and account debtors that the Accounts of such Obligor have been assigned to the Lender or of the Lender's security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Lender's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the holders of the Obligations in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Lender in accordance with the provisions hereof shall be solely for the Lender's own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Lender shall not have any liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Furthermore, if an Event of Default has occurred and is continuing, (i) the Lender shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Lender may require in connection with such test verifications, (ii) upon the Lender's request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (hi) the Lender in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Lender's satisfaction the existence, amount and terms of any Accounts.

(c)

Access. In addition to the rights and remedies hereunder, if an Event of Default has occurred and is continuing, the Lender shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Lender, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Lender may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(d)

Nonexclusive Nature of Remedies. Failure by the Lender to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Obligations, or as provided by Law, or any delay by the Lender in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Lender shall only be granted as provided herein. To the extent permitted by Law, neither the Lender nor any party acting as attorney for the Lender shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Lender may have.

(e)

Retention of Collateral. In addition to the rights and remedies hereunder, the Lender may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Obligations. Unless and until the Lender shall have provided such notices, however, the Lender shall not be deemed to have retained any Collateral in satisfaction of any Obligations for any reason.

(f)

Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

8.     Rights of the Lender.

(a)

Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Lender and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions if an Event of Default has occurred and is continuing:

(i)	to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Lender may reasonably determine;
(ii)	to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;
(iii)	to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Lender may reasonably deem appropriate;
(iv)	to receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;
(v)	to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Lender were the absolute owner thereof for all purposes;
(vi)	to adjust and settle claims under any insurance policy relating thereto;
(vii)	to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Lender may reasonably determine are necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;
(viii)	to institute any foreclosure proceedings that the Lender may reasonably deem appropriate;

(ix)	to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;
(x)	to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;
(xi)	to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Lender or as the Lender shall direct;
(xii)	to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and
(xiii)	to do and perform all such other acts and things as the Lender may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until such time as the Obligations arising under the Loan Documents have been paid in full and the Commitments have expired or been terminated. The Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Lender in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Lender solely to protect, preserve and realize upon its security interest in the Collateral.

(b)

Lender's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Lender hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Lender shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Lender shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Lender shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.

(c)

Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. The Lender shall not have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to such Account pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

9.     Application of Proceeds. Upon the acceleration of the Obligations pursuant to Section 9.02 of the Credit Agreement, any payments in respect of the Obligations and any proceeds of the Collateral, when received by the Lender in cash or its equivalent, will be applied in reduction of the Obligations in the order set forth in Section 9.03 of the Credit Agreement.

10.   Continuing Agreement.

(a)

This Agreement shall remain in full force and effect until such time as the Obligations have been paid in full and the Commitments have expired or been terminated, at which time this Agreement shall be automatically terminated and the Lender shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination.

(b)

This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations.

11.   Amendments and Waivers. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Lender or any Obligor therefrom, shall be effective unless in writing signed by the Lender and the applicable Obligor, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

12.   Successors in Interest. This Agreement shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors and assigns.

13.   Successors in Interest. This Agreement shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors and assigns.

14.   Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.15    Continuing Agreement.

15.   Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.1

16.   Governing Law: Submission to Jurisdiction: Venue: WAIVER OF JURY TRIAL. The terms of Sections 10.13 and 10.14 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

17.   Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

18.   Entirety. This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

19.   Other Security. To the extent that any of the Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Lender shall have the right to proceed against such other property, guarantee or endorsement if any Event of Default has occurred and is continuing, and the Lender shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Lender shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Obligations or any of the rights of the Lender under this Agreement, under any other of the Loan Documents or under any other document relating to the Obligations.

20.  Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto as an "Obligor" by executing and delivering to the Lender a Joinder Agreement. Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as an "Obligor" and have all of the rights and obligations of an Obligor hereunder.

[SIGNATURE PAGES FOLLOW]

Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

OBLIGORS:     AMERICAN WOODMARK CORPORATION, a Virginia corporation

By: _______________________________

Name:

Title:

AMENDE CABINET CORPORATION, a Virginia corporation

By: _______________________________

Name:

Title:

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.

By: _____________________________________

Name:

Title: